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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): DECEMBER 31, 2001




                           DVI RECEIVABLES CORP. VIII
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       333-74901                25-1824148
  ----------------------          ---------------------   ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                             18929
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (215) 488-5000
                                                    ---------------



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         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending December 31, 2001, payment date January 14, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending December 31, 2001, payment date January 14, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending December 31, 2001, payment date January 14, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending December 31, 2001, payment date January 14, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending December 31, 2001, payment date January 11, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending December 31, 2001, payment date January 11, 2002


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DVI Receivables Corp. VIII
                                                 --------------------------
                                                         (Registrant)



Dated:  January 15, 2002                      By: /s/ Steven R. Garfinkel
                                                  --------------------------
                                                  Steven R. Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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